UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

SOLEXA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22570	94-3161073

(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 12, 2005, Solexa, Inc., a Delaware corporation, or Solexa, completed the second and final closing of a private equity placement of approximately $32.5 million pursuant a Securities Purchase Agreement, dated as of April 21, 2005, by and among Solexa and the individuals and entities identified on the signature pages thereto, or the Financing. As part of the second closing of the Financing, Solexa sold and issued approximately 6 million shares of common stock at $4.00 per share and warrants to purchase up to approximately 3 million shares of common stock at an exercise price of $5.00 per share. The second closing generated gross proceeds of approximately $24 million in addition to the approximately $8.5 million that was obtained in the first closing of the Financing, completed on April 25, 2005. Approval of the second closing by Solexa’s stockholders was obtained at the 2005 annual meeting of stockholders held on July 7, 2005.

Certain of Solexa’s existing stockholders who did not participate in the first closing of the Financing, including funds affiliated with Abingworth Management Limited, Amadeus Capital Partners Limited, Oxford Bioscience Partners, and SV Life Sciences, invested a total of approximately $10.8 million in second closing of the Financing. On July 13, 2005, Solexa filed a resale registration statement with the Securities and Exchange Commission relating to the common stock and the common stock issuable upon exercise of the warrants issued in connection with the Financing.

The sale and issuance of the common stock and warrants at the second closing were exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended, or the Securities Act, and/or Regulation D of the Securities Act, for transactions by an issuer not involving a public offering.

The warrants are exercisable 180 days after issuance and remain exercisable until the 5 year anniversary of issuance. The price of the warrants is subject to certain adjustments as set forth therein. The Purchase Agreement and form of warrants for the Financing are filed as Exhibits 10.58, 10.59, and 10.60 hereto and incorporated herein by reference. The press release announcing, among other things, approval by Solexa’s stockholders of the second closing of the Financing, is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
10.58*	Securities Purchase Agreement, dated April 21, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.
10.59*	Form of Warrant issued by the Company in favor of each investor except SF Capital Partners, Ltd.
10.60*	Form of Warrant issued by the Company in favor of SF Capital Partners Ltd.
99.1	Press Release, dated July 12, 2005, entitled “Solexa Completes $24 Million Private Equity Financing.”

          * Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on April 26, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: July 15, 2005	By:	/s/ Kathy A. San Roman
		Name:	Kathy A. San Roman
		Title:	Vice President, Human Resources and Administration

EXHIBITS

Exhibit Number	Description
10.58*	Securities Purchase Agreement, dated April 21, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.
10.59*	Form of Warrant issued by the Company in favor of each investor except SF Capital Partners, Ltd.
10.60*	Form of Warrant issued by the Company in favor of SF Capital Partners Ltd.
99.1	Press Release, dated July 12, 2005, entitled “Solexa Completes $24 Million Private Equity Financing.”

          * Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on April 26, 2005.